EXHIBIT 10.20
                             MASTER LEASE AGREEMENT

     THIS MASTER LEASE AGREEMENT ("Lease" or "Agreement") is made and entered into on December 31, 1999, by and between PDS FINANCIAL CORPORATION-COLORADO, a Colorado corporation ("PDS", "Lessor" or "First Party"), whose address is 6171 McLeod Drive, Las Vegas, Nevada 89120-4048 and RIVIERA BLACK HAWK, INC., a Colorado corporation ("Lessee" or "Second Party"), whose addresses are 400 Main Street, Black Hawk, Colorado 80422 and 2901 Las Vegas Boulevard South, Las Vegas, NV 89109.

                                    RECITALS

         WHEREAS, First Party desires to lease to Second Party, and Second Party desires to lease from First Party in accordance with the terms and conditions contained herein, certain equipment more fully described in the Lease Schedule or Schedules, referred to herein as a "Lease Schedule" or "Lease Schedules", as may from time to time be executed by Second Party.
         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

                                    AGREEMENT

1. LEASE. This Lease establishes the general terms and conditions by which First Party shall lease the Equipment (defined below) to Second Party. Each Lease Schedule shall be in the form provided by First Party and shall incorporate by reference the terms of this Lease. All equipment described in such Lease Schedules shall be collectively referred to as the "Equipment" and individually referred to as a "Unit" and is to be installed in and to be used in connection with the business location described in the Certificate of Delivery, Installation and Acceptance executed by Second Party in connection with a particular Lease Schedule ("Premises").

2.       TERM:  RENT AND PAYMENT.

2.1. Term. The term of this Lease shall commence on the date set forth in each Lease Schedule (the "Commencement Date") and continue as specified in such Lease Schedule ("Term").

2.2. Rent and Payment. Second Party's obligation to pay rent for the Equipment shall commence on the Commencement Date and continue for the Term. The Basic Rent, as set forth and defined in the Lease Schedules, shall be payable in such amount and on such date as set forth in the Lease Schedule. Any amounts payable by Second Party, other than Basic Rent, shall be deemed Additional Charges. Additional Charges shall be due and payable in accordance with the terms of the Lease Schedule or if not set forth therein, on the Basic Rent payment date following the date upon which the aforesaid Additional Charges accrue, or the last day of the Term, whichever is earlier. Second Party shall make all payments at the address of First Party set forth above or at such other address as First Party may designate in writing. As used herein, the term "Rent" shall mean all Basic Rent and Additional Charges as described in the Lease Schedules.

2.3. Late Charge. If any Rent is not received by First Party or its assignees within ten (10) days after written notice then a late charge on such Rent shall be due and payable with such Rent in an amount equal to four percent (4%) of the amount past due or any part thereof, as reimbursement for administrative costs and not as a penalty.

2.4. ACH. Second Party shall complete, execute and deliver to First Party an Authorization for Automatic Payment form authorizing First Party to initiate variable entries to Second Party's checking or savings account at a specified financial institution for the purpose of making payments to Second Party as contemplated by this Lease and the Lease Schedules.

2.5. Additional Fees and Charges. Second Party further agrees to pay all of First Party's out-of-pocket costs and expenses incurred by First Party (not to exceed the lessor of $50,000.00 or 3% of the total Lease Schedule amount) in connection with the closing of all transactions contemplated by this Lease, without limitation: (a) the fees and costs of legal counsel utilized by First Party (including in-house counsel); (b) all other out-of-pocket expenses incurred by or on behalf of First Party; and (c) a $500.00 document preparation fee for each Lease Schedule.

2.6. First Party's Performance of Second Party's Obligations. If Second Party fails to comply with any of its covenants or obligations herein within 10 days after written notice, First Party may, at its option, perform such covenants or obligations on Second Party's behalf without thereby waiving such conditions or obligations or the failure to comply therewith and all sums advanced by First Party in connection therewith shall be repayable by Second Party as Additional Charges. No such performance shall be deemed to relieve Second Party of its obligations herein.

3. CERTIFICATE OF ACCEPTANCE. Second Party shall deliver to First Party a Certificate of Delivery, Installation and Acceptance
("Certificate of Acceptance") in the form provided by the First Party.

4. NET LEASE. Except as provided in Section 13 below and except as specifically provided elsewhere herein this Lease including each Lease Schedule is a net lease and Second Party's obligation to pay all Rent due and the rights of First Party or its assignees in, and to, such Rent shall be absolute and unconditional under all circumstances, notwithstanding: [i] any setoff, abatement, reduction, counterclaim, recoupment, defense or other right which Second Party may have against First Party, its assignees, the manufacturer or seller of any Unit, or any other person for any reason whatsoever, including, without limitation, any breach by First Party of this Lease; [ii] any defect in title, condition, operation, fitness for use, or any damage to or destruction of, the Equipment (except for Equipment which was provide by Lessor's Slot Source division); [iii] any interruption or cessation of use or possession of the Equipment for any reason whatsoever; or (iv) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Second Party.

5.       LOCATION, USE, MAINTENANCE, IDENTIFICATION AND INSPECTION.
5.1.     Location, Use, Maintenance and Repairs.

5.1.1. Second Party shall keep and use the Equipment on the Premises and shall not relocate or remove any Unit without the prior, written consent of First Party.

5.1.2. Second Party shall at all times and, at its sole cost and expense, properly use and maintain the Equipment in good operating condition, other than the normal wear and tear, and make all necessary repairs, alterations and replacements thereto (collectively, "Repairs"), all of which shall immediately become the property of First Party and subject to this Lease.

5.1.3. Second Party shall comply with manufacturer instructions relating to the Equipment, and any applicable laws and governmental regulations.

5.1.4. Second Party shall pay all costs and expenses associated with removal and return of the Equipment.

5.2. Identification and Inspection. Upon request by First Party, Second Party shall mark each Unit conspicuously with appropriate labels or tags furnished by First Party and maintain such markings through the Term to clearly disclose that said Unit is being leased from First Party. Subject to Second Party's reasonable security requirements, Second Party shall permit First Party's representatives to enter the Premises where any Unit is located to inspect such Unit.

6.       LOCATION: PROPERTY RIGHTS: LIENS AND ENCUMBRANCES.
6.1. Personal Property. Each Unit is personal property and Second Party shall not affix any Unit to realty so as to change its nature to a fixture or real property and agrees that each Unit shall remain personal property during the Term. First Party expressly retains ownership and title to the Equipment. Second Party hereby agrees that it shall be responsible for all of First Party's obligations as required by the state gaming laws and regulations regarding maintenance, use, possession and operation of the Equipment. Second Party hereby authorizes, empowers, and grants a limited power of attorney to First Party to record and/or execute and file, on Second Party's behalf, any certificates, memorandums, statements, refiling, and continuations thereof as First Party deems reasonably necessary or advisable to preserve and protect its interest hereunder. The parties intend to create a lease agreement and the relationship of lessor and lessee between themselves. Nothing in this Lease shall be construed or interpreted to create or imply the existence of a finance lease or installment lease contract. First Party makes no representation regarding the treatment of this Lease, the Equipment or the payment of obligations under this Lease for financial statement reporting or tax purposes.

6.2. Protection of First Party's Property Rights. First Party has the right to place on each Unit, a medallion or other marker of suitable size stating in substance [i] that the Equipment is the property of First Party, and [ii] that First Party, to protect its rights, has filed or retains the right to file in appropriate government offices a UCC Financing Statement covering the Equipment. Second Party will cooperate with First Party in preparing, executing and filing such UCC Financing Statements. Second Party hereby agrees that a copy of this Lease or any Lease Schedule signed by the Second Party when attached to any financing statement or similar instrument, the filing of which is necessary to perfect a security interest, shall be deemed Second Party's signature on such instrument.

6.3. Liens and Encumbrances. Unless otherwise provided herein, Second Party shall not directly or indirectly create, incur or suffer a mortgage, claim, lien, charge, encumbrance or the legal process of a creditor of Second Party of any kind upon or against this Lease or any Unit. Second Party shall at all times protect and defend, at its own cost and expense, the title of First Party from and against such mortgages, claims, liens, charges, encumbrances and legal processes of creditors of Second Party and shall keep all the Equipment free and clear from all such claims, liens and legal processes. If any such lien or encumbrance is incurred, Second Party shall immediately notify First Party and shall take all actions required by First Party to remove the same.

7.       RETURN OF EQUIPMENT.
7.1. Duty of Return. At the expiration of any Term or upon termination of the Lease, Second Party at its expense shall return each Unit to First Party or its designee at the First Party's distribution facility in Las Vegas, Nevada, in accordance with appropriate gaming laws and regulations and the terms and conditions of the Lease Schedule. Each Unit shall include all parts, accessories, attachments, etc. originally delivered to Second Party and shall conform to all of the manufacturer's specifications and gaming laws and regulations with respect to normal function, capability, design and condition less normal wear and tear. The term "normal wear and tear" includes minor scratches, dents, and chips to the exterior of the device and wear to the interior components of the Unit that is consistent with components of comparably aged machines. Upon return of the Unit, Second Party agrees to reimburse First Party for the full retail cost of equipment that is non-functioning or missing components including, but not limited to, components at the following indicated reimbursement rate, (i) Door $400.00; (ii) Validator head $550.00; (iii) Validator Can $245.00; (iv) Monitor $250.00; (v) Circuit Board $420.00; (vi) Hopper $350.00; (vii) Glass panels $300.00 each.
7.2. Failure to Return. If Second Party fails to return the Equipment or any portion thereof, as provided above, within fourteen (14) days following expiration of any Term or termination of the Lease, then Second Party shall pay to First Party an additional month's Rent for each month, or any portion thereof, that Second Party fails to comply with the terms of this return provision, until all of the Equipment is returned, as provided herein.

8.       RISK OF LOSS: INSURANCE.
8.1. Risk of Loss. Second Party shall bear the risk of all loss or damage to any Unit or caused by any Unit during the period from the time the Unit is shipped by First Party or the Unit's vendor until the time it is returned as provided herein.

8.2. Unit Replacement. If any Unit is lost, stolen, destroyed, seized by governmental action or, in Second Party's opinion or First Party's opinion, damaged ("Event of Loss"), this Lease shall remain in full force and effect without abatement of Rent and Second Party shall promptly replace such Unit at its sole expense with a Unit of equivalent value and utility, and similar kind and in substantially the same condition as the replaced Unit immediately prior to the Event of Loss. Title to such replacement unit immediately shall vest and remain in First Party, and such unit shall be deemed a Unit under this Lease. Upon such vesting of title and provided Second Party is not in default under this Lease, First Party shall cause to be paid to Second Party or the vendor of the replacement unit any insurance proceeds actually received by First Party for the replacement Unit. Second Party shall promptly notify First Party of any Event of Loss and shall provide First Party with and shall enter into, execute and deliver such documentation, as First Party shall request with respect to the replacement of any such Unit.

8.3.     Insurance.
8.3.1. Second Party shall obtain and maintain in full force and effect the following insurance: [i] all risk, full replacement cost damage insurance on the Premises; [ii] commercial general liability insurance; [iii] all risk, full replacement cost property damage insurance on the Equipment (in no event less than the outstanding balance of the obligations hereunder), and [iv] workers compensation insurance.

8.3.2. Such insurance shall: [i] name First Party, its parents, subsidiaries, affiliates and assignees, as additional insureds and as first loss payees as their interests may appear (general liability and property only); [ii] provide a waiver of subrogation to First Party (workers compensation only); and [iii] provide that the POLICY MAY NOT BE CANCELED OR MATERIALLY ALTERED WITHOUT THIRTY
(30) DAYS PRIOR WRITTEN NOTICE TO LESSOR.

8.3.3. In the event the Equipment includes automobiles, trucks, boats or other vehicles, Second Party shall obtain and maintain in full force and effect commercial liability coverage in an amount not less than $1,000,000.00 combined single limit. Such insurance shall: [i] name First Party, its parents, subsidiaries, affiliates and assignees, as additional insureds and first loss payees as their interests may appear; and [ii] provide that the policy may not be canceled or materially altered without thirty (30) days prior written notice to First Party.

8.3.4. All such insurance required herein shall be placed with companies having a rating of at least A, Class XII or better by Best's rating service. Second Party shall maintain the insurance throughout the contract period and furnish to First Party until the payment in full of any obligations herein, insurance certificates of a kind satisfactory to First Party showing the existence of the insurance required hereunder and premium paid.

9. LESSOR'S PURCHASE AND PERFORMANCE. Upon receipt of a Lease Schedule executed and delivered by Second Party, Second Party shall bear all responsibilities and perform all obligations of First Party, which may arise as a result of any document or agreement between First Party and a vendor in connection with the Equipment to be leased under said Lease Schedule, other than payment of the purchase price.

10.      TAXES.
10.1. Taxes. Second Party agrees to report, file, pay promptly when due to the appropriate taxing authority and indemnify, defend, and hold First Party harmless from and against any and all taxes (including gross receipts), assessments, license fees and other federal, state or local governmental charges of any kind or nature, together with any penalties, interest or fines related thereto (collectively, "Taxes") that pertain to the Equipment, its purchase, or this Lease, except such Taxes based solely upon the net income of First Party, including, but not necessarily limited to all property, sales and/or use taxes levied or assessed regardless of whether such taxes are levied or assessed against First Party or Second Party.

10.2. First Party's Filing of Taxes. Notwithstanding the foregoing, First Party at its election may report and file sales and/or use taxes, which are filed and paid periodically through the Term, and the amounts so due may be invoiced to Second Party and payable as specified therein.

11.      INDEMNIFICATION.
11.1. Except for the negligence of First Party, its employees or agents and assigns, Second Party hereby assumes liability for and agrees to indemnify, defend, protect, save and hold harmless the First Party, its agents, employees, directors and assignees from and against any and all losses, damages, injuries, claims, administration of claims, penalties, demands and all expenses, legal or otherwise (including reasonable attorneys' fees) of whatever kind and nature arising from the purchase, ownership, use, condition, operation or maintenance of the Equipment, or any agreement between First Party and a vendor (including purchase or sales orders), until the Equipment is returned to First Party to the extent First Party's loss is not covered by insurance. Any claim, defense, setoff, or other right of Second Party against any such indemnified party shall not in any way affect, limit, or diminish Second Party's indemnity obligations hereunder. Second Party shall notify First Party immediately as to any claim, suit, action, damage, or injury related to the Equipment of which Second Party has actual or other notice and shall, at its own cost and expense, defend any and all suits, including frivolous suits and claims, which may be brought against First Party, shall satisfy, pay and discharge any and all judgments and fines that may be recovered against First Party in any such action or actions, provided, however, that First Party shall give Second Party written notice of any such claim or demand. Second Party agrees that its obligations under this section shall survive the expiration or termination of this Lease.

11.2. First Party hereby covenants and agrees to indemnify, defend, save and hold Second Party, it's parent companies, subsidiaries, affiliates, successors, heirs and assigns, and their directors, officers, shareholders and employees, free, clear and harmless from and against any and all liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages, actions, suits, debts, judgments, claims, administration of claims, liens, demands and obligations of any and kind, nature, character and description, known or unknown, accrued or not yet accrued, whether anticipated or unanticipated caused by, resulting from, or in any way connected with First Party's negligent acts, or negligent acts of First Party's agents or employees, in connection with this Agreement.

12. REPRESENTATIONS AND WARRANTIES. Second Party hereby represents and warrants to First Party that:

12.1. It is an entity duly organized, validly existing andin good standing under the laws of the state of its formation;

12.2. Second Party's true legal name is as set forth in the preamble hereto and that is shall not change its name without thirty (30) days' written notice to First Party;

12.3. It has the corporate power and authority to execute, deliver and perform this Agreement and other instruments and documents required or contemplated herein;

12.4. To the best of Lessee's knowledge, the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the corporation, do not and will not require the approval of the shareholders of the corporation and do not and will not contravene the Certificate of Incorporation or by-laws of the corporation, and to the best of Lessee's knowledge does not constitute a default of any indenture, contract, agreement, mortgage, deed of trust, document or instrument to which Second Party is a party or by which Second Party is bound;

12.5. The person(s) executing this Agreement on behalf of Second Party has or have been properly authorized to execute the same;

12.6. To the best of Lessee's knowledge, with reasonable due diligence, it has obtained, maintains, and will maintain, on an active and current basis, all licenses, permits, registrations, approvals and other authority as may be required from any applicable federal, state, tribal and local governments and agencies having jurisdiction over it and the subject matter of this Agreement;

12.7. To the best of Lessee's knowledge, there are no suits, actions, proceedings or investigations pending or threatened or any basis therefore which might materially or adversely affect the condition, business or prospects of it or affect the ability of it to perform its obligations under this Agreement or have a material adverse effect upon the financial condition of it or the validity or enforceability of this Agreement;

12.8. It is not currently the subject of any pending or threatened bankruptcy or insolvency proceeding;

12.9. As of the date hereof, it's obligations under this Agreement are not subject to any defense, set off or counterclaim;

12.10. This Agreement constitutes a valid binding agreement and is enforceable in accordance with its terms, except to the extent that enforcement of any remedies may be limited by applicable bankruptcy, insolvency, general principles of equity or other similar laws affecting generally the enforcement of creditor's remedies;

12.11. There have been no amendments, modifications, waivers or releases with respect to this Agreement or any provisions hereof, whether oral or written prior to execution hereof;

12.12. The location of Second Party's primary place of business is set forth herein and will not be changed without thirty (30) days' prior written notice to First Party;

12.13. Second Party is, and shall remain at all times during the Term, in compliance with all covenants (specifically including financial covenants) and conditions of that $45,000,000.00 Indenture for 13% First Mortgage Notes due 2005 issued by Second Party on or about May 27, 1999 (the "Indenture"), which are hereby incorporated into this Lease by this reference; and

         No further order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory or public or tribal body or authority is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of this Agreement.

13.      WARRANTY: DISCLAIMERS AND LIMITATIONS OF LIABILITY REGARDING EQUIPMENT.
13.1. Each Unit subject to this Lease or any Lease Schedule is leased in a functional condition. First Party warrants that for a period of thirty (30) days following delivery, the new, custom reconditioned, Quick Ship, Fast Track and/or functional gaming devices or equipment leased in any Lease Schedule will be mechanically sound and in good working order ("Warranty Period"). Second Party's sole and exclusive remedy in the event of defect is expressly limited to the restoration of the Unit to good working condition by adjustment, repair or replacement of defective parts, at Second Party's election. There are no other warranties, express or implied, including, but not limited to, warranties of merchantability or fitness for a particular purpose. No affirmation of fact, including, but not limited to, statements regarding suitability for use or performance of the Equipment shall be deemed to be a warranty of First Party for any purpose.

13.2. The Second Party will bear the cost of returning any defective Unit to First Party, including shipping and reasonable packaging. First Party will bear the cost of returning the repaired or replacement Unit to the Second Party, including shipping and reasonable packaging. If any Unit provided by First Party's Slot Source Division is delivered to Second Party in a defective condition, First Party will bear the cost of retrieving the repaired or replacement Unit from the Second Party and returning such Unit to Second Party, including shipping and reasonable packaging. Repair of damage caused by the Second Party's negligence or intent, or damage caused by third parties is the responsibility of the Second Party and shall in no event be the responsibility of First Party. First Party shall not be responsible or liable for any revenues foregone by the Second Party, while a Unit not functioning properly. First Party shall also not be responsible or liable for any losses, damages, injuries, claims, penalties, demands and all expenses, legal or otherwise (including reasonable attorneys' fees) of whatever kind and nature arising from any patron disputes involving the Equipment. The liability of First Party and the manufacturer of any Unit leased hereunder, whether in contract, in tort, under warranty, in negligence or otherwise, shall not exceed the fair market value of the Unit itself and under no circumstances shall First Party or the manufacturer of any Unit be liable for direct, special, indirect, or consequential damages. Neither First Party nor any manufacturer of any Unit shall be liable in any respect for the acceptance of counterfeit and/or fraudulent materials (i.e. tokens, coins, bills, etc.) by the Equipment. Any unauthorized modification, alteration, or revision of all or any portion of the Equipment shall cause the warranty described above to be null and void. First Party, its affiliates, subsidiaries, representatives, and agents make no other warranty, express or implied. IN NO EVENT SHALL LESSOR BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF PROFITS, ARISING OUT OF THIS LEASE OR ANY LEASE SCHEDULE REGARDLESS OF THE NATURE OF ANY CLAIM MADE BY LESSEE.

14.      ASSIGNMENT OF LEASE.
14.1. Assignment by First Party. Second Party acknowledges and agrees that First Party may assign, mortgage, or otherwise transfer its interest thereunder and/or in the Equipment to others ("Assignees") without any consent of Second Party, provided however all such Assignees must be acceptable to all gaming authorities with any jurisdiction over these matters and that Second Party shall be notified of any assignment. Accordingly, Second Party and First Party agree that upon such assignment, Second Party (i) shall acknowledge such assignment in writing by executing a Notice, Consent and Acknowledgment of Assignment furnished by First Party; (ii) shall promptly pay all Rent when due to the designated Assignees, notwithstanding any defense, setoff, abatement, recoupment, reduction or counterclaim whatsoever that Second Party may have against First Party; (iii) shall not permit the Lease or Lease Schedule so assigned to be amended or the terms thereof waived without the prior written consent of the Assignees; (iv) shall not require the Assignees to perform any obligations of First Party under such Lease Schedule; (v) shall not terminate or attempt to terminate the Lease or Lease Schedule on account of any default by First Party; and (vi) acknowledges that any Assignee may reassign its rights and interest with the same force and effect as the assignment described herein.

14.2. Assignment or Sublease by Second Party. Second Party shall not assign this Lease or any Lease Schedule or assign its rights in or sublet the Equipment, or any interest therein without First Party's and its Assignee's prior written consent.

15.      FINANCIAL INFORMATION; FURTHER ASSURANCES.

15.1. Financial Information. Throughout the Term, Second Party shall deliver to First Party copies of all current financial information of Second Party, which will reflect the financial condition and operations of Second Party as well as such other information regarding Second Party reasonably requested by First Party or its Assignees.

15.2. Further Assurances. Second Party shall execute and deliver to First Party, such other documents, and take such further action as First Party may request in order to effectively carry out the intent and purposes of this Lease and the Lease Schedules. All documentation shall be in a form acceptable to First Party and its Assignees.

15.3. Lease Agreement. If any court of competent jurisdiction should determine that this Lease constitutes a security arrangement as opposed to a true lease, the parties then agree that this Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code and that the First Party shall be considered a secured party under the provisions thereof and shall be entitled to all the rights and remedies of a secured party and Second Party, as debtor, grants to First Party, as secured party, a security interest in the Equipment; provided nothing herein shall be construed nor shall the inclusion of this paragraph be interpreted as derogating from the stated intent and contractual understanding of the parties that this is a true lease.

16. DEFAULT BY SECOND PARTY. Second Party shall be deemed in default under this Agreement upon the occurrence of any one of the following events ("Event of Default"):

16.1. Failure to make any payment due under this Agreement within ten
(10) days after written notice;

16.2. Second Party's cancellation, termination, alteration, or rescission of the Authorization for Automatic Payment without the prior approval of First Party;

16.3. Failure to perform any other obligation under this Agreement within thirty (30) days after receipt of written notice of default and failure to cure; provided, however, that no notice shall be required where a breach or threatened breach would cause irreparable harm to First Party and First Party may immediately seek equitable relief in a court of competent jurisdiction to enjoin such breach;

16.4.  Second Party shall fail to pay its
debts as they become due, shall make an assignment for the benefit of its creditors, shall admit in writing its inability to pay its debts as they become due, shall file a petition under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, now or hereafter existing, shall become "insolvent" as that term is generally defined under the Federal Bankruptcy Code, shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within one hundred twenty (120) days after its commencement or convert the case from one chapter of the Federal Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty (60) days of the appointment;

16.5. Second Party shall be dissolved, liquidated or wound up or is enjoined, restrained, fails or is in any way prevented from maintaining its existence as a going concern in good standing (excepting, however, reorganizations, consolidations and/or mergers into or with affiliates owned by, owning or under common control of or with such entity or into the parent of such entity, provided the succeeding organization assumes and accepts such entity's obligation hereunder);

16.6. Second Party attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any unit thereof without the prior written consent of First Party;

16.7. Second Party materially defaults (in excess of $1,000,000.00) under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced, any indebtedness of Second Party for money borrowed, whether such indebtedness now exists or shall be created hereafter, which material default (monetary or otherwise) is not cured within
(30) days;

16.8. Any unit of the Equipment is lost, stolen or destroyed and not replaced within a reasonable time with items of similar utility and value subject to availability;

16.9. Any unit of the Equipment is attached, levied upon, encumbered, pledged, or seized under any judicial process, which has not been bonded over, removed, or other satisfactory assurances given to First Party within fifteen
(15) days of written notice;

16.10. Any warranty or representation made or furnished to First Party by or on behalf of Second Party is false or misleading in any material respect when made or furnished and is not cured within sixty (60) days of written notice;

16.11. Failure of Second Party to maintain in full force and effect the licenses, permits and certifications that may be required under any applicable gaming laws for the operation of Second Party 's business, which failure is not remedied to the satisfaction of applicable gaming authorities within fifteen
(15) days of written  notice;

16.12.  The  revocation of any gaming  license of Second Party;

16.13.  The denial of any gaming  license  application  of Second
Party (but not as to individual  applicants);

16.14. Failure of Second Party to comply materially with all gaming statutes and regulations;

16.15. Failure of Second Party to maintain the insurance required by this Agreement, which failure has not been cured within three (3) business days of written notice;

16.16.Except as permitted under Section 14.2 above, any other sale, change in control or any transfer of a majority of Second Party 's business or assets; and/or

16.17. If a material event of default (defined as a default in any transaction in excess of $1,000,000) occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of Second Party for money borrowed, whether such indebtedness now exists or shall be created hereafter, which event of default is not cured within thirty (30) days or, in the event of a non-monetary default, within such reasonable period of time as may be agreed upon by the parties hereto.

17.      FIRST PARTY REMEDIES.

17.1. Second Party acknowledges that the enforcement of this Agreement may require approval of certain regulatory authorities and copies of all Default Notices, legal proceedings, etc. will be forwarded to the appropriate agency as required by state law or regulation. Second Party further acknowledges that upon any Event of Default, and at any time thereafter, First Party, may in addition to any and all rights and remedies it may have at law or in equity, without notice to or demand upon any party to this Agreement and at its sole option:

17.1.1. Declare all amounts remaining unpaid under this Agreement immediately due and payable and interest shall accrue on any outstanding balance due First Party at a rate of 1.5% per month, which is 18% per annum, until paid in full;

17.1.2. Proceed by appropriate court action or other proceeding, either at law or in equity to enforce performance by Second Party of any and all covenants of this Agreement;

17.1.3. Enter onto Second Party's premises in person or by agentand take possession of the Equipment;

17.1.4. Require Second Party to return the Equipment, at Second Party's expense, to a place designated by First Party;

17.1.5. Render the Equipment unusable in such manner as is reasonable under the circumstances;

17.1.6. Dispose of the Equipment, as First Party in the good faith exercise of its discretion deems necessary or appropriate;

17.1.7. Without demand, advertisement or notice of any kind (except such notice as may be required under the Uniform Commercial Code, if applicable, and all of which are, to the extent permitted by law, hereby expressly waived), sell, resell, lease, re-lease or dispose of the Equipment in any manner;

17.1.8. If not already the property of First Party, purchase the Equipment at public sale with credit on any amounts owed;

 17.1.9. If not already the property of First Party, purchase the Equipment at private sale for a price and on such terms as is determined by an independent appraiser appointed by First Party to be the price and terms at which a willing seller would be ready to sell to an able buyer;

17.1.10. Proceed immediately to exercise each and all of the powers, rights, and privileges reserved or granted to First Party under this Agreement;

17.1.11. Subject to applicable and appropriate gaming laws, rules, laws and regulations, and required approvals, take possession, sell and/or re-lease any unit of the Equipment as First Party may desire, in its sole discretion without demand or notice, wherever the same may be located, without any court order or pre-taking hearing, any and all damages occasioned by such retaking being specifically waived herein by Second Party;

17.1.12. Take control of any and all proceeds to which Second Party is entitled;

17.1.13. Exercise any other remedies available to a First Party under the Uniform Commercial Code, if applicable;

17.1.14. Immediately seek equitable relief in a court of competent jurisdiction to enjoin a breach of this Agreement where said breach or threatened breach would cause irreparable harm to First Party; and/or

17.1.15. Exercise any other rights or remedies provided or available to First Party at law or in equity.

17.2. No waiver by First Party, its affiliates, successors or assigns, of any default, including, but not limited to, acceptance of late payment after the same is due, shall operate as a waiver of any other default or of the same default on a future occasion. In the Event of Default, First Party shall be entitled to recover all costs, expenses, losses, damages and legal costs (including reasonable attorneys' fees) incurred by First Party in connection with the enforcement of First Party's remedies. All rights and remedies of First Party are cumulative and are in addition to any other remedies provided for at law or in equity, including the Uniform Commercial Code, if applicable, and may, to the extent permitted by law, be exercised concurrently or separately. A termination hereunder shall occur only upon written notice by First Party to Second Party and no repossession or other act by First Party after default shall relieve Second Party from any of its obligations to First Party hereunder unless First Party so notifies Second Party in writing.

17.3.  In the event of a default by Second  Party,  First Party may, at its
option,   declare  this  Agreement   terminated  without  further  liability  or
obligation to the defaulting party.

17.4. Article 2A Waivers. In the event that Article 2A of the Uniform Commercial Code is adopted under applicable law and applies to this Lease, then Second Party, to the extent permitted by law, waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of such
Article 2A, including, but not limited to, Second Party's rights to: (i) cancel or repudiate this Lease; (ii) reject or revoke acceptance of the Equipment;
(iii) claim, grant or permit a security interest in the Equipment in Second Party's possession or control for any reason; (iv) deduct from Rent all or any part of any claimed damages resulting from First Party's default, if any, under this Lease; (v) accept partial delivery of the Equipment; (vi) "cover" by making any purchase or lease of or contract to purchase or lease equipment in substitution for Equipment designated in this Lease; and (vii) obtain specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Second Party also hereby waives any rights now or hereafter conferred by statute or otherwise which may require First Party to sell, lease or otherwise use any Equipment in mitigation of First Party's damages or which may otherwise limit or modify any of First Party's rights or remedies, including, without limitation, any limit on the determination of the amount of First Party's Loss provided in Article 2A of the Uniform Commercial Code.

18. SECOND PARTY'S REMEDIES. In the event of any default by Lessor hereunder, which is not cured within 30 days of notice after written notice, Lessee shall have the following rights and remedies:

18.1. The right to take such action or steps as are necessary to cure Lessor's defaults, which have not been cured within 30 days notice (except in the event of an emergency); and

18.2.  All rights and remedies available in equity or at law.

19.      COMPLIANCE WITH GOVERNMENTAL AGENCIES.

19.1. All services furnished hereunder shall comply with the requirements of all governmental authorities having jurisdiction (the "Authorities"). The terms and conditions of the Lease or any Lease Schedule shall be conditioned upon approval by the Authorities, if such is required. It is understood that, if at any time either prior to or subsequent to the initial starting date of the Lease or any Lease Schedule, the Authorities shall render a final determination either disapproving the terms and conditions of the Lease or any Lease Schedule or denying the application of First Party for a gaming license, vendor registration or casino service supplier, or if First Party already has such a license, the qualifications of First Party that then, in either of such events, the Lease or any lease schedule shall be deemed terminated, as of the date of such disapproval or denial, as though such date were the date originally fixed herein for the notice of termination of the Lease or any lease schedule.

     19.2. If the Lease or any lease schedule is so terminated, then Second Party shall tender payment to First Party of (i) any amounts then due and owing under the Lease and any lease schedule, including but not limited to such items as rent, late charges, and taxes paid by or assessed upon First Party, and (ii) the amount equal to the Termination Value, as defined below, and First Party shall transfer title to the Equipment to Second Party and in that event the parties hereto shall have no further liability to each other. Second Party agrees to comply with all requirements of every governmental authority, which has jurisdiction over the Lease or any lease schedule and over Second Party. Termination Value shall be defined as the net present value of the remaining rentals due, including the purchase option amount, discounted at the original all-in yield, for each lease schedule.

20. WAIVER OF JURY TRIAL. The parties hereby knowingly and voluntarily waive their right to a jury trial on any claim or cause of action based upon or arising out of, directly or indirectly, this Lease or any Lease Schedules, any dealings between the parties relating to the subject matter hereof or thereof, and/or the relationship that is being established between the parties. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). This waiver may not be modified orally, and the waiver shall apply to any subsequent amendment, renewals, supplement or modifications to this Agreement or the loan agreements. In the event of litigation, this Lease may be filed as a written consent to a trial by the court.

21.      MISCELLANEOUS.
21.1. Amendments or Modifications. This Lease shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

21.2. Binding Effect. This Lease shall be binding upon and inure to the benefit of the parties and their respective, permitted successors, heirs, executors, administrators, assigns, and all persons claiming by, through or under them.

21.3. Captions, Headings and Titles. The captions, headings and titles of the various sections of this Lease are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the parties or the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

21.4. Compliance with All Laws. The Second Party shall not to violate any law or regulation including, without limitation, any gaming law or regulation or to engage in any act or omission which tends to bring discredit upon the gaming industry or otherwise jeopardizes the other party's ability to engage in business with businesses licensed by any applicable regulatory authorities.

First Party shall use its good faith judgment in determining whether any such violation, act or omission of Second Party or its directors, officers or managers, if any, places First Party's business or licenses at risk and upon such determination First Party shall have the right to immediately terminate this Lease or any Lease Schedule without further liability to Second Party.

21.5. Conduct. Second Party acknowledges that First Party, its subsidiaries and affiliates, have a positive reputation in the finance and gaming industry and that First Party and its subsidiaries and affiliates are subject to regulation and licensing and desire to maintain their reputation and receive positive publicity. Second Party therefore agrees that throughout the Term, Second Party`s directors, officers and managers will not conduct themselves in a manner which is contrary to the best interests of, nor in any manner that adversely affects or is detrimental to, First Party, its subsidiaries or affiliates, and will not directly or indirectly make any oral, written or recorded private or public statement or comment that is disparaging, critical, defamatory or otherwise not in the best interests of PDS or its subsidiaries or affiliates. First Party shall use its good faith business judgment in determining whether the conduct of Second Party`s directors, officers or managers adversely affects PDS, its subsidiaries or affiliates, and upon such determination PDS shall have the right to immediately terminate this Lease or any Lease Schedules without further liability to Second Party.

21.6.    Confidentiality.
21.6.1. Second Party shall not disclose information relating to the operations of PDS, its affiliates or subsidiaries, to persons other than the management of PDS or to those governmental or regulatory authorities having competent jurisdiction over PDS or it's business, unless PDS shall have given prior written consent for the release of such information. PDS may require Second Party to execute a nondisclosure agreement in connection with this Agreement and Second Party, if so requested by PDS, agrees to execute the same.

21.6.2. PDS and its employees shall keep all statistical, financial, confidential, and/or personal data requested, received, stored or viewed by PDS in connection with this Agreement in the strictest confidence. PDS agrees not to divulge to third parties, without the written consent of Second Party, any such information unless: [i] the information is known to PDS prior to obtaining the same; [ii] the information is, at the time of disclosure by PDS, then in the public domain; [iii] the information is obtained by PDS from a third party who did not receive same, directly or indirectly from Second Party and who has no obligation of secrecy with respect thereto; or [iv] the information is requested by and divulged to a governmental or regulatory authority having competent jurisdiction over PDS or it's business. PDS further agrees that it will not, without the prior written consent of Second Party, disclose to any third party any information developed or obtained by PDS in the performance of this Agreement except to the extent that such information falls within one of the categories described above.

21.7. Counterparts. This Lease may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts together shall constitute but one and the same document.

21.8. Effective Only Upon Execution by Authorized Officer. Neither this Lease nor any Lease Schedule shall be deemed to constitute an offer or be binding upon First Party until executed by First Party's authorized officer. No representations made by any First Party's salespersons or anyone else shall be binding unless incorporated herein in writing. 21.9. Entire Agreement. This Lease along with any Lease Schedules and related instruments executed in connection therewith constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, promises, negotiations, representations or understandings, whether written or oral, between the parties hereto relating to the subject matter of this Lease or any Lease Schedules. Any prior agreements, promises, negotiations, representations or understandings, either oral or written, not expressly set forth in this Lease, any Lease Schedule, or related instruments executed in connection therewith shall no force or effect.

21.10. Further Assurances. The parties further covenant and agree to do, execute and deliver, or cause to be done, executed and delivered, and covenant and agree to use their best efforts to cause their successors and assigns to do, execute and deliver, or cause to be done, executed and delivered, all such further acts, transfers and assurances, for implementing the intention of the parties under this Agreement, as the parties reasonably shall request. The parties agree to execute any additional instruments or agreements necessary to effect the intent of this Lease.

21.11.   Governing Law.
21.11.1. The substantive and procedural laws of the State of Colorado shall govern the validity, construction, interpretation, performance and enforcement of this Agreement and the parties agree to jurisdiction in Colorado. The parties also hereby agree that any action and/or proceeding in connection with this Agreement shall only be brought in the venue of Gilpin County, Colorado.

21.11.2. In the event that Second Party is an Indian Tribe as defined by the Indian Gaming Regulatory Act, 25 U.S.C. ss.2701 et seq. or a sovereign nation, the parties agree that the immediate section above shall be null and void and Second Party hereby grants a limited waiver of its Sovereign Immunity, for the sole benefit of First Party, such waiver being limited to actions or claims by First Party against Second Party, or by Second Party against First Party, which shall arise directly from, or are related to, this Agreement. Any action brought by or against First Party may be brought only in the United States District Court most near Second Party`s primary place of business. The law to be applied by said United States District Court in any such action shall be the law of the State of Nevada, including the Uniform Commercial Code, as adopted by the State of Nevada, without reference to any Nevada choice of law provisions.

21.11.3. Without in any way limiting the generality of the foregoing, Second Party expressly authorizes any governmental or other agency authorities who have the right and duty under applicable law to take any and all action authorized or ordered by any court, including without limitation, entering the land of Second Party and repossessing the Equipment or otherwise giving effect to any judgment entered. It is the intent of the parties that First Party will be able to obtain possession of the Equipment in accordance with the rights afforded it under applicable laws and/or any court order.

21.12. Governmental Regulations. Notwithstanding anything in this Lease or any Lease Schedule to the contrary, in the event any federal, state, local or other governmental body's statutes, laws, rules, or regulations are enacted/promulgated, the impact of which will materially impact the methods and/or costs of First Party under this Lease or any Lease Schedule, then, in that event, First Party, upon written notice to Second Party, may request a renegotiation of this Lease or any Lease Schedule. Any modifications to this Lease or any Lease Schedule resulting from such renegotiation shall become effective on the latest date as permitted by the governmental body. In the event the parties are unable to reach a satisfactory agreement during said renegotiations, First Party shall have the right to cancel the Lease or any Lease Schedule at any time by not less than sixty (60) days prior written notice to Second Party, whereupon the Lease and/or Lease Schedule shall be null and void.

21.13. Independence of Parties. All persons hired or employed by each party in the discharge of this Lease shall be considered employees of that party and not of any other party to this Lease and shall be solely and exclusively under the hiring or employing party's direction and control. Neither party nor any of its employees [i] shall be held or deemed in any way to be an agent, employee or official of the other party, or [ii] shall have the authority to bind the other party in any manner whatsoever. Each party further agrees to have all persons employed by it properly covered by worker's compensation or employer's liability insurance, as required by law and to assume and pay at its own cost all taxes and contributions required by an employer under any and all unemployment insurance, old age pensions, and other applicable so-called Social Security Acts.

21.14. Intellectual Property Rights not conveyed. Nothing in this Lease shall be construed as to grant or convey to Second Party any right, title or interest in and to any intellectual property rights (including software, patent, copyright and/or trademark) to any part of the Equipment.

21.15. Lease Irrevocable. This Lease is irrevocable for the full Term hereof and the Rent shall not abate by reason of termination of Second Party's right of possession and/or the taking of possession by the First Party or for any other reason.

21.16. License and Permits. Each party shall obtain and maintain on an active and current basis, all licenses, permits, registrations, approvals and other authority as may be required from any applicable federal, state, tribal and local governments and agencies having jurisdiction over the subject matter of this Lease and any Lease Schedule.

21.17. Multiple Second Parties. If more than one Second Party is named in this Lease or a Lease Schedule the liability of each shall be joint and several.

21.18. No Joint Venture, Partnership or Agency Relationship. Neither this Lease nor any Lease Schedule shall create any joint venture or partnership between the parties. Nothing contained in this Lease and any Lease Schedule shall confer upon either party any proprietary interest in, or subject a party to any liability for or in respect of the business, assets, profits, losses or obligations of the other. Nothing herein contained shall be read or construed so as to make the parties a partnership, nor shall anything contained herein be read or construed in any way to restrict the freedom of either party to conduct any business or activity whatsoever without any accountability to the other party. Neither party shall be considered to be an agent or representative of the other party or have any authority or power to act for or undertake any obligation on behalf of the other party except as expressly authorized by the other party in writing. Any such unauthorized representation or action shall be considered a breach of this Lease and any Lease Schedule.

21.19. Nondiscrimination. Neither party shall discriminate against any person on the basis of race, color, sex, national origin, disability, age, religion, handicapping condition (including AIDS or AIDS related conditions), or any other class protected by United States federal law or regulation.

21.20. Non-Party Beneficiaries. Nothing herein, whether express or implied shall be construed to give any person other than the parties, and their successors and permitted assigns, any legal or equitable right, remedy of claim under or in respect of this Lease and any Lease Schedule; but this Lease and any Lease Schedule shall be held to be for the sole and exclusive benefit of the parties, and their successors and assigns.

21.21. Notices. Except as otherwise required by law, all notices required herein shall be in writing and sent by prepaid certified mail or by courier, addressed to the party at the address or addresses of the party specified herein or such other address designated in writing. Notices are deemed to have been received [i] on the fourth business day following posting thereof in the U.S. Mail, properly addressed and postage prepaid, [ii] when received in any medium if confirmed or receipted for in the manner customary in the medium employed, or [iii] if acknowledged in any manner by the party to whom the communication is directed.

21.22. Privileged Licenses.

21.22.1. Second Party acknowledges that First Party, its parent company, subsidiaries and affiliates, are businesses that are or may be subject to and exist because of privileged licenses issued by governmental authorities. If requested to do so by First Party, Second Party, and its agents, employees and subcontractors, shall obtain any license, qualification, clearance or the like which shall be requested or required of any of them by First Party or any regulatory authority having jurisdiction over First Party or any parent company, subsidiary or affiliate of First Party. If Second Party, or its agents, employees, or subcontractors, fails to satisfy such requirement or if First Party or any parent company, subsidiary or affiliate of First Party is directed to cease business with Second Party or its agents, employees or subcontractors by any such authority, or if First Party shall in good faith determine, in First Party's sole and exclusive judgment, that Second Party, or any of its agents, employees, subcontractors, or representatives [i] is or might be engaged in, or is about to be engaged in, any activity or activities, or [ii] was or is involved in any relationship, either of which could or does jeopardize First Party's business or such licenses, or those of a parent company, subsidiary or affiliate, or if any such license is threatened to be, or is, denied, curtailed, suspended or revoked, this Lease and any Lease Schedule may be immediately terminated by First Party without further liability to Second Party.

21.22.2. Second Party further acknowledges its understanding that it is illegal for a denied gaming license applicant or a revoked gaming licensee, or a business entity under such a person's control, to enter or attempt to enter into a contract with First Party, its parent company, subsidiaries or any affiliate, without the prior approval of the Nevada Gaming Commission or other applicable gaming authorities. Second Party affirms that it is not such a person or entity and that it is not under the control of such a person; and agrees that this Lease and any Lease Schedule is subject to immediate termination by First Party, without further liability to Second Party, if Second Party is or becomes such a person or entity or is under the control of such a person.

21.23. Pronouns.Masculine or feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution or substitutions.

21.24. Regulatory Approvals. Certain transactions contemplated by this Lease and any Lease Schedule may require the approval of governmental regulatory authorities. Those transactions are entirely conditional upon and subject to the prior approval of such authority. If the transactions are not so approved, they shall be null and void ab initio. The parties shall cooperate with one another and move promptly with due diligence and in good faith to request any required or appropriate regulatory approvals. If the action or inaction of any governmental regulatory authority renders the parties unable to consummate any transaction contemplated by this Lease and any Lease Schedule which thereby denies a party a material benefit contemplated by this Lease and any Lease Schedule resulting in the unjust enrichment of the other party, the parties shall negotiate in good faith an amendment to this Lease and any Lease Schedule which fairly compensates the party denied the benefit.

21.25. Riders. In the event that any riders are attached hereto and made a part hereof and if there is a conflict between the terms and provisions of any rider, including any Lease Schedule and the terms and provisions herein, the terms and provisions of the rider or Lease Schedule shall control to the extent of such conflict.

21.26. Setoffs. The monies owed by Second Party herein shall be paid in full when due under the terms of this Lease and any Lease Schedule without right of setoff of any monies owed by First Party to Second Party under any other agreement or for any other purpose. 21.27. Severability. Each term, covenant, condition or provision of this Lease and any Lease Schedule shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be held by a court of competent jurisdiction to be invalid, the remaining provisions shall continue in full force and effect.

21.28. Subcontracting. Second Party shall not subcontract any of its obligations herein, or any portion thereof, without First Party's prior written consent. Consent by First Party to any subcontracting of Second Party`s obligations or responsibilities as set forth in this Lease and any Lease Schedule shall not be deemed to create a contractual relationship between First Party and the subcontracting party.

21.29. Suitability. Second Party understands and acknowledges that this Lease and any Lease Schedule, at First Party's discretion, may be subject to Second Party and its principals completing and submitting to First Party a due diligence compliance questionnaire (including an Authorization for the Release of Information) and being found suitable by First Party's Compliance Committee. Notwithstanding any other provision in this Lease and any Lease Schedule to the contrary, First Party may terminate this Lease and any Lease Schedule without further obligation or liability to Second Party if, in the judgment of First
Party's Compliance Committee, the relationship with Second Party or its principals could subject First Party to disciplinary action or cause First Party to lose or become unable to obtain or reinstate any federal, state and/or foreign registration, license or approval material to First Party's business or the business of any First Party subsidiary.

21.30. Survival of Indemnities. All indemnities of Second Party shall survive and continue in full force and effect for events occurring prior to the return of the Equipment to the First Party, notwithstanding the expiration or termination of the Term.

21.31. Third Party Beneficiary. Second Party agrees that First Party is an express Third Party Beneficiary of the covenants and representations made in the Indenture (as defined in section 12 of this Lease) and all documents or instruments executed by and between Second Party and its parent corporation, Riviera Holdings Corporation, including, but not necessarily limited to that Keep-Well Agreement dated as of June 3, 1999, and that First Party shall be entitled to rely on the terms contained therein and to enforce this Lease and any Lease Schedules.

21.32.  Time of  Essence.  Time is of the  essence  of this  Lease and any Lease
Schedules. In the event the provisions of this Lease or any Lease Schedule require any act to be done or to be taken hereunder on a date which is a Saturday, Sunday or legal holiday, such act or action shall be deemed to have been validly done or taken on the next succeeding day which is not a Saturday, Sunday or legal holiday.

21.33. Waiver. The failure of any party to insist, in any one or more instances, upon performance of any of the provisions of this Lease or any Lease Schedule or to take advantage of any of its rights hereunder shall not operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right or power. Accordingly, the acceptance of rent by First Party after it is due shall not be deemed to be a waiver of any breach by Second Party of its obligations under this Lease or any Lease Schedule.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date set forth above.

LESSEE:                                   PDS:

By: s/s Duane Krohn                          By:s/s Joe S. Rolston IV
   -------------------------------           ---------------------------------

Print Name:Duane Krohn                       Print Name:Joe S. Rolston IV
           -----------------------                   -------------------------

Its: Treasurer                               Its:Vice President/General Counsel
    -----------------------------            --------------------------------



                              CONSENT AND AGREEMENT

The undersigned hereby consents and agrees to the Third Party beneficiary status of PDS Financial Corporation-Colorado as more particularly set forth in section
21.31 of this Agreement.

                                                   RIVIERA HOLDINGS CORPORATION

                                                   By:s/s Duane Krohn
                                                      -------------------------
                                                   Print Name:Duane Krohn
                                                              -----------------
                                                   Its:Treasurer
                                                        -----------------------

EXHIBIT 10.21

                             AMENDED AND RESTATED
                 LEASE SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT
                  (with Purchase/Renewal and/or Upgrade Option)

         THIS AMENDED AND RESTATED LEASE SCHEDULE NO. 1 ("Amended Lease Schedule") with an effective date of December 13, 1999 amends and restates that Lease Schedule No. 1 dated December 13, 1999 and is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-COLORADO, a Colorado corporation ("Lessor"), and RIVIERA BLACK HAWK, INC., a Colorado corporation ("Lessee"), dated December 13, 1999.

1.DEFINITIONS. Terms not otherwise defined in this Amended Lease Schedule shall have the meaning attributed to such terms in the Lease.

2.DESCRIPTION OF EQUIPMENT. The equipment listed on Attachment "A" to this Amended Lease Schedule (the "Equipment") is added to the equipment leased under the Lease and made subject to the provisions of the Lease.

3. COMMENCEMENT DATE. The Commencement Date for the Equipment leased under this Amended Lease Schedule shall be the Acceptance Date set forth in the Certificate of Delivery, Installation and Acceptance executed by Lessee in connection with this Amended Lease Schedule (December 20, 1999).

4.TERM. The Term shall commence on the Commencement Date and shall continue for 60 consecutive months.

5.BASIC RENT AND PAYMENTS. The Basic Rent due each month during the Term for the Equipment is as follows:

a. The first payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $29,608.15 shall be initially due and payable on February 1, 2000. The second payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $29,608.15 shall be due and payable on March 1, 2000

b. The Third payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $57,375.40 ("Basic Rent") shall be initially due and payable on April 1, 2000. Basic Rent in the amount of $57,375.40 shall be due and payable on the same calendar day of the subsequent months. All remaining payments of Basic Rent shall be due and payable on the same calendar day of each month for the remainder of the Term.

c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay or reimburse Lessor for all taxes which may be imposed by any Federal, State or local authorities in connection with the delivery, transfer and/or leasing of the Equipment, including, but not necessarily limited to all property, sales and/or use taxes levied or assessed regardless of whether such taxes are levied or assessed against Lessor or Lessee.

6. SECURITY DEPOSIT. Due and payable on the Commencement Date, Lessee shall pay to Lessor, a Security Deposit in an amount equal to one (1) month of the Basic Rent. The Security Deposit will be held by the Lessor for the Term of the Lease and will be returned to Lessee upon satisfactory completion of the terms and conditions of the Lease or may be applied to the last payment of Basic Rent, at Lessee's option.

7.PURCHASE, RENEWAL AND/OR UPGRADE OPTION TO AMENDED LEASE SCHEDULE.

a.Except as set forth in Section 13 of the Lease, if Lessee has not been in default under the Term (as defined above), Renewal Term (defined below) or Automatic Renewal Term (defined below) of the Lease or this Amended Lease Schedule, Lessor grants Lessee the following option(s):

(i) Purchase Option: At the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee may purchase all but not less than all of the Equipment described in the Amended Lease Schedule for the fair market value of the Equipment as of the date of expiration of the Term ("Exercise Price") as determined by an independent appraiser mutually selected by Lessor and Lessee (the "Purchase Option").

(ii) Renewal Option: At the expiration of the Term, Lessee may renew the Lease Term for a period of 12 months ("Renewal Term") at the then fair market rental as determined by an independent appraiser mutually selected by Lessor and Lessee (the "Renewal Option").

(iii) Upgrade Option: After 18 months from the Commencement Date, Lessee shall have the right to replace or upgrade up to 10% of the Equipment (at the then fair market wholesale value) at anytime prior to the expiration of the 19th month of this Amended Lease Schedule and after 30 months from the Commencement Date, Lessee shall have the right to replace or upgrade up to 10% of the original Equipment (at the then fair market wholesale value) at anytime prior to the expiration of the 31st month of this Amended Lease Schedule (collectively the "Upgrade Option") with new slot machines acceptable to Lessor (the "Replacement Equipment") in its sole discretion only if the following conditions are met to the reasonable satisfaction of Lessor: (i) Lessee is not in default under the Lease, (ii) there are no material changes to Lessee's condition (financial, business or otherwise), (iii) Lessee gives Lessor 90 days' written notice of the exercise of the Upgrade Option, (iv) Lessee agrees to lease the Replacement Equipment from Lessor under a new Equipment lease schedule reflecting terms and rental factor consistent with terms generally available from Lessor at that time, and (v) Lessee delivers the returned Equipment to Lessor in like new condition, normal wear and tear excepted. Upon receipt of the returned Equipment and execution of the appropriate documents evidencing the obligation of the Lessee to lease the Replacement Equipment, Lessor shall reduce the Basic Rent due under the Equipment Schedule based on the then established wholesale value (as determined by Lessor) of the Equipment. .

(iv) Option to Return Equipment: At the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee shall return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. b. Unless otherwise specified above, Lessee must give written notice of the exercise of any option 120 days prior to the expiration of any term. If written notice of exercise of any Purchase Option or Renewal Option is not received within a notification period as specified herein, the applicable term shall be automatically renewed for an additional 120 days at the most recent Basic Rent as set forth under the Amended Lease Schedule (the "Automatic Renewal Term"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the Purchase Option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Amended Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Option shall then constitute a conveyance of the Equipment in accordance herewith. Payment in full of the Exercise Price shall be due and payable on or before the expiration of the Term, Renewal Term or Automatic Renewal Term. If Lessee has not been in default under the terms of the Lease at the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee may, upon 120 days advance written notice, notify Lessor of its decision to terminate the Amended Lease Schedule and thereupon Lessee shall, at Lessee's expense, return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option or the Renewal Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.
c. Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims whatsoever arising out of the purchase of the Equipment.

8. INCORPORATION OF LEASE. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated: 1/25/00
      ------------------

LESSEE:                                          LESSOR:

By:s/s Duane Krohn                              By:s/s Joe S. Rolston IV
   ----------------------------------              ----------------------------
         (Authorized Officer)                              (Authorized Officer)
Print Name: Duane Krohn                         Print Name:Joe S. Rolston IV
           --------------------------                      --------------------
Title:Treasurer                                 Title:Vice Pres/General Counsel
      -------------------------------                  ------------------------

EXHIBIT 10.22

                              AMENDED AND RESTATED
                 LEASE SCHEDULE NO. 2 TO MASTER LEASE AGREEMENT
                  (with Purchase/Renewal and/or Upgrade Option)

         THIS AMENDED AND RESTATED LEASE SCHEDULE NO. 2 ("Amended Lease Schedule") with an effective date of December 13, 1999 amends and restates that Lease Schedule No. 2 dated December 13, 1999 and is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-COLORADO, a Colorado corporation ("Lessor"), and RIVIERA BLACK HAWK, INC., a Colorado corporation ("Lessee"), dated December 13, 1999.

1.DEFINITIONS. Terms not otherwise defined in this Amended Lease Schedule shall have the meaning attributed to such terms in the Lease.

2.DESCRIPTION OF EQUIPMENT. The equipment listed on Attachment "A" to this Amended Lease Schedule (the "Equipment") is added to the equipment leased under the Lease and made subject to the provisions of the Lease.

3.COMMENCEMENT DATE. The Commencement Date for the Equipment leased under this Amended Lease Schedule shall be the Acceptance Date set forth in the Certificate of Delivery, Installation and Acceptance executed by Lessee in connection with this Amended Lease Schedule (December 20, 1999).

4.TERM. The Term shall commence on the Commencement Date and shall continue for 60 consecutive months.

5. BASIC RENT AND PAYMENTS. The Basic Rent due each month during the Term for the Equipment is as follows:

a. The first payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $32,299.80 shall be initially due and payable on February 1, 2000. The second payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $32,299.80 shall be due and payable on March 1, 2000

b. The Third payment of basic rent (not including applicable taxes) under this Amended Lease Schedule in an amount equal to $65,529.79 ("Basic Rent") shall be initially due and payable on April 1, 2000. Basic Rent in the amount of $65,529.79 shall be due and payable on the same calendar day of the subsequent months. All remaining payments of Basic Rent shall be due and payable on the same calendar day of each month for the remainder of the Term.

c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay or reimburse Lessor for all taxes which may be imposed by any Federal, State or local authorities in connection with the delivery, transfer and/or leasing of the Equipment, including, but not necessarily limited to all property, sales and/or use taxes levied or assessed regardless of whether such taxes are levied or assessed against Lessor or Lessee.

6. SECURITY DEPOSIT. Due and payable on the Commencement Date, Lessee shall pay to Lessor, a Security Deposit in an amount equal to one (1) month of the Basic Rent. The Security Deposit will be held by the Lessor for the Term of the Lease and will be returned to Lessee upon satisfactory completion of the terms and conditions of the Lease or may be applied to the last payment of Basic Rent, at Lessee's option.

7.PURCHASE, RENEWAL AND/OR UPGRADE OPTION TO AMENDED LEASE SCHEDULE.
a. Except as set forth in Section 13 of the Lease, if Lessee has not been in default under the Term (as defined above), Renewal Term (defined below) or Automatic Renewal Term (defined below) of the Lease or this Amended Lease Schedule, Lessor grants Lessee the following option(s):

(i) Purchase Option: At the expiration of the Term, Lessee may purchase all but not less than all of the Equipment described in the Lease Schedule for the sum of $1.00 ("Exercise Price") (the "Purchase Option").

b. Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims whatsoever arising out of the purchase of the Equipment.

8. INCORPORATION OF LEASE. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:1/25/00
      ------------------

LESSEE:                                          LESSOR:

By:s/s Duane Krohn                              By: s/s Joe S. Rolston IV
   ----------------------------------              ----------------------------
         (Authorized Officer)                              (Authorized Officer)
Print Name: Duane Krohn                         Print Name: Joe S. Rolston IV
           --------------------------                      --------------------
Title:Treasurer                                 Title:Vice Pres/General Counsel
      -------------------------------                  ------------------------

EXHIBIT 10.23

                 LEASE SCHEDULE NO. 3 TO MASTER LEASE AGREEMENT
                  (with Purchase/Renewal and/or Upgrade Option)

     THIS LEASE SCHEDULE NO. 3 ("Lease Schedule") is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-COLORADO, a Colorado corporation ("Lessor"), and RIVIERA BLACK HAWK, INC., a Colorado corporation ("Lessee"), dated December 13, 1999.

1. DEFINITIONS. Terms not otherwise defined in this Lease Schedule shall have the meaning attributed to such terms in the Lease.

2. DESCRIPTION OF EQUIPMENT. The equipment listed on Attachment "A" to this Lease Schedule (the "Equipment") is added to the equipment leased under the Lease and made subject to the provisions of the Lease.

3. COMMENCEMENT DATE. The Commencement Date for the Equipment leased under this Lease Schedule shall be March 15, 2000.

4.TERM. The Term shall commence on the Commencement Date and shall continue for 60 consecutive months.

5.BASIC RENT AND PAYMENTS. The Basic Rent due each month during the Term for the Equipment is as follows:

a. The first payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $25,391.85 shall be initially due and payable on March 15, 2000. The second payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $25,391.85 shall be due and payable on April 15, 2000

b. The Third payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $49,204.96 ("Basic Rent") shall be initially due and payable on May 15, 2000. Basic Rent in the amount of $49,204.96 shall be due and payable on the same calendar day of the subsequent months. All remaining payments of Basic Rent shall be due and payable on the same calendar day of each month for the remainder of the Term.

c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay or reimburse Lessor for all taxes which may be imposed by any Federal, State or local authorities in connection with the delivery, transfer and/or leasing of the Equipment, including, but not necessarily limited to all property, sales and/or use taxes levied or assessed regardless of whether such taxes are levied or assessed against Lessor or Lessee.

6. SECURITY DEPOSIT. Due and payable on the Commencement Date, Lessee shall pay to Lessor, a Security Deposit in an amount equal to one (1) month of the Basic Rent. The Security Deposit will be held by the Lessor for the Term of the Lease and will be returned to Lessee upon satisfactory completion of the terms and conditions of the Lease or may be applied to the last payment of Basic Rent, at Lessee's option.

7.      PURCHASE, RENEWAL AND/OR UPGRADE OPTION TO LEASE SCHEDULE.

a. Except as set forth in Section 13 of the Lease, if Lessee has not been in default under the Term (as defined above), Renewal Term (defined below) or Automatic Renewal Term (defined below) of the Lease or this Lease Schedule, Lessor grants Lessee the following option(s):

(i) Purchase Option: At the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee may purchase all but not less than all of the Equipment described in the Lease Schedule for the fair market value of the Equipment as of the date of expiration of the Term ("Exercise Price") as determined by an independent appraiser mutually selected by Lessor and Lessee (the "Purchase Option"). (ii) Renewal Option: At the expiration of the Term, Lessee may renew the Lease Term for a period of 12 months ("Renewal Term") at the then fair market rental as determined by an independent appraiser mutually selected by Lessor and Lessee (the "Renewal Option"). (iii) Upgrade Option: After 18 months from the Commencement Date, Lessee shall have the right to replace or upgrade up to 10% of the Equipment (at the then fair market wholesale value) at anytime prior to the expiration of the 19th month of this Lease Schedule and after 30 months from the Commencement Date, Lessee shall have the right to replace or upgrade up to 10% of the original Equipment (at the then fair market wholesale value) at anytime prior to the expiration of the 31st month of this Lease Schedule (collectively the "Upgrade Option") with new slot machines acceptable to Lessor (the "Replacement Equipment") in its sole discretion only if the following conditions are met to the reasonable satisfaction of Lessor:

(i)Lessee is not in default under the Lease,(ii)there are no material changes to Lessee's condition (financial, business or otherwise), (iii) Lessee gives Lessor 90 days' written notice of the exercise of the Upgrade Option (iv) Lessee agrees to lease the Replacement Equipment from Lessor under a new Equipment lease schedule reflecting terms and rental factor consistent with terms generally available from Lessor at that time, and (v) Lessee delivers the return Equipment to Lessor in like new condition, normal wear and tear excepted. Upon receipt of the returned Equipment and execution of the appropriate documents evidencing the obligation of the Lessee to lease the Replacement Equipment, Lessor shall reduce the Basic Rent due under the Equipment Schedule based on the then established wholesale value (as determined by Lessor) of the Equipment.
(iv) Option to Return Equipment: At the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee shall return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. b. Unless otherwise specified above, Lessee must give written notice of the exercise of any option 120 days prior to the expiration of any term. If written notice of exercise of any Purchase Option or Renewal Option is not received within a notification period as specified herein, the applicable term shall be automatically renewed for an additional 120 days at the most recent Basic Rent as set forth under the Lease Schedule (the "Automatic Renewal Term"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the Purchase Option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Option shall then constitute a conveyance of the Equipment in accordance herewith. Payment in full of the Exercise Price shall be due and payable on or before the expiration of the Term, Renewal Term or Automatic Renewal Term. If Lessee has not been in default under the terms of the Lease at the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee may, upon 120 days advance written notice, notify Lessor of its decision to terminate the Lease Schedule and thereupon Lessee shall, at Lessee's expense, return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option or the Renewal Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination. c. Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims whatsoever arising out of the purchase of the Equipment.

8. INCORPORATION OF LEASE. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated: 2/17/00
      ------------------

LESSEE:                                          LESSOR:

By: s/s Duane Krohn                             By: s/s Joe S. Rolston IV
   ----------------------------------              ----------------------------
         (Authorized Officer)                              (Authorized Officer)
Print Name: Duane Krohn                         Print Name:Joe S. Rolston IV
           --------------------------                      --------------------
Title: Treasurer                                Title: Vice Pres/General Counsel
      -------------------------------                  ------------------------

EXHIBIT 10.24

                 LEASE SCHEDULE NO. 4 TO MASTER LEASE AGREEMENT
                  (with Purchase/Renewal and/or Upgrade Option)

     THIS LEASE SCHEDULE NO. 4 ("Lease Schedule") is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-COLORADO, a Colorado corporation ("Lessor"), and RIVIERA BLACK HAWK, INC., a Colorado corporation ("Lessee"), dated December 13, 1999.

1.DEFINITIONS. Terms not otherwise defined in this Lease Schedule shall have the meaning attributed to such terms in the Lease.

2.DESCRIPTION OF EQUIPMENT. The equipment listed on Attachment "A" to this
Lease Schedule (the "Equipment") is added to the equipment leased under the Lease and made subject to the provisions of the Lease. The capitalized cost of the Equipment is $1,215,081.67 ("Capitalized Equipment Cost").

3.COMMENCEMENT DATE.  The Commencement Date for the Equipment leased under this
 Lease Schedule shall be March 1, 2000.

4.TERM. The Term shall commence on the Commencement Date and shall continue for 60 consecutive months.

5.BASIC RENT AND PAYMENTS. The Basic Rent due each month during the Term for the Equipment is as follows:

a. The first payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $20,000.00 shall be initially due and payable on April 1, 2000. The second payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $20,000.00 shall be due and payable on May 1, 2000

b. The Third payment of basic rent (not including applicable taxes) under this Lease Schedule in an amount equal to $26,546.82 ("Basic Rent") shall be initially due and payable on June 1, 2000. Basic Rent in the amount of $26,546.82 shall be due and payable on the same calendar day for the remaining 56 consecutive months with a final monthly payment due and owing on the 60th month in the amount of $117,677.95. All payments of Basic Rent shall be due and payable on the 1st day of each month for the entire Term.

c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay or reimburse Lessor for all taxes which may be imposed by any Federal, State or local authorities in connection with the delivery, transfer and/or leasing of the Equipment, including, but not necessarily limited to all property, sales and/or use taxes levied or assessed regardless of whether such taxes are levied or assessed against Lessor or Lessee.

6. SECURITY DEPOSIT. Due and payable on the Commencement Date, Lessee shall pay to Lessor, a Security Deposit in an amount equal to one (1) month of the Basic Rent. The Security Deposit will be held by the Lessor for the Term of the Lease and will be returned to Lessee upon satisfactory completion of the terms and conditions of the Lease or may be applied to the last payment of Basic Rent, at Lessee's option.

7.      PURCHASE, RENEWAL AND/OR UPGRADE OPTION TO LEASE SCHEDULE.

a. If Lessee has not been in default under the Term (as defined above), Renewal Term (defined below) or Automatic Renewal Term (defined below) of the Lease or this Lease Schedule, Lessor grants Lessee the following option(s):

(i)Purchase Option: At the expiration of the Term, Lessee may purchase all but not less than all of the Equipment described in the Lease Schedule for the sum of $1.00 ("Exercise Price") (the "Purchase Option").

b. Unless otherwise specified above, Lessee must give written notice of the exercise of any option 120 days prior to the expiration of any term. If written notice of exercise of any Purchase Option or Renewal Option is not received within a notification period as specified herein, the applicable term shall be automatically renewed for an additional 120 days at the most recent Basic Rent as set forth under the Lease Schedule (the "Automatic Renewal Term"). Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease and payment of the Exercise Price, Lessor will, with exercise of the Purchase Option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Option shall then constitute a conveyance of the Equipment in accordance herewith. Payment in full of the Exercise Price shall be due and payable on or before the expiration of the Term, Renewal Term or Automatic Renewal Term. If Lessee has not been in default under the terms of the Lease at the expiration of the Term, Renewal Term or Automatic Renewal Term, Lessee may, upon 120 days advance written notice, notify Lessor of its decision to terminate the Lease Schedule and thereupon Lessee shall, at Lessee's expense, return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option or the Renewal Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

c. Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims whatsoever arising out of the purchase of the Equipment.

8. INCORPORATION OF LEASE. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated: 2/25/00
      ------------------

LESSEE:                                          LESSOR:

By: s/s Duane Krohn                             By: s/s Peter D. Cleary
   ----------------------------------              ----------------------------
         (Authorized Officer)                              (Authorized Officer)
Print Name: Duane Krohn                         Print Name: Peter D. Cleary
           --------------------------                      --------------------
Title: Treasuer                                 Title: Treasurer
      -------------------------------                  ------------------------